Exhibit 21.1

Subsidiaries

Direct and Indirect Subsidiaries of the Company.

•	AgFeed Industries, Inc. (British Virgin Islands)
•	AgFeed Animal Nutrition Holdings, Inc. (British Virgin Islands)
•	AgFeed Animal Nutrition, Inc. (British Virgin Islands)
•	Shandong AgFeed Agribusiness Co., Ltd. (Shandong Province, Peoples Republic of China)
•	Hainan HopeJia Feed Co., Ltd. (Hainan Province, Peoples Republic of China)
•	Nanchang AgFeed Animal Feed Co., Ltd (Jiangxi Province, Peoples Republic of China)
•	Shanghai AgFeed Animal Husbandry Co., Ltd. (Municipality of Shanghai, Peoples Republic of China)
•	Nanning AgFeed Animal Husbandry Co., Ltd. (Guangxi Province, Peoples Republic of China)
•	Nanchang Best Animal Husbandry Co., Ltd. (Jiangxi Province, Peoples Republic of China)
•	Lushan Breeder Pig Farm Co., Ltd (Jiangxi Province, Peoples Republic of China)
•	Jiangxi Huyun Hog Farm (Jiangxi Province, Peoples Republic of China)
•	Wannian Xianai Animal Husbandry Limited Liability Co. (Jiangxi Province, Peoples Republic of China)
•	Ganzhou Green Animal Husbandry Develop Co. Ltd. (Jiangxi Province, Peoples Republic of China)
•	Dean AgFeed Hog Farm (formerly Gang Feng Animal Husbandry Co. Ltd.) (Jiangxi Province, Peoples Republic of China)
•	Yichun Tianpeng Domestic Livestock Farm, Ltd. (Jiangxi Province, Peoples Republic of China)
•	Zhejiang Pinghu Yongxin Hog Farm (Municipality of Shanghai, Peoples Republic of China)
•	Shanghai Henglong Hog Farm (formerly Shanghai Fengxian Hog Farm) (Municipality of Shanghai, Peoples Republic of China)
•	Shanghai Tuanxi Hog Farm (Municipality of Shanghai, Peoples Republic of China)
•	Shanghai Senrong Hog Farm (Municipality of Shanghai, Peoples Republic of China)
•	Xiamen Xiqing Hog Farm (formerly Fujian Xiamen Muxin Hog Farm) (Fujian Province, Peoples Republic of China)
•	Jian AgFeed Hog Farm (formerly Jiangxi Zhiliang Hog Farm) (Jiangxi Province, Peoples Republic of China)
•	Shanghai WeiSheng Hog Raising Co., Ltd. (Municipality of Shanghai, Peoples Republic of China)
•	Shanghai Best Animal Husbandry Co., Ltd (Municipality of Shanghai, Peoples Republic of China)
•	Nanping Minkang Hog Farm (Municipality of Shanghai, Peoples Republic of China)
•	Guangxi Huijie Sci & Tech Feed Co., Ltd (Guangxi Province, Peoples Republic of China)
•	Guangdong Huichen (Lianjiang Xinfa) Hog Farm (Guangxi Province, Peoples Republic of China)
•	Guangxi Nanning Wanghua Hog Farm (Guangxi Province, Peoples Republic of China)
•	Guangxi Linxing Hog Farm (Guangxi Province, Peoples Republic of China)
•	Nanning Shunhua Hog Farm Co., Ltd. (Jiangxi Province, Peoples Republic of China)

•	Nanning Shunan Hog Farm Co., Ltd. (Fujian Province, Peoples Republic of China)
•	Guangxi Guigang Gangda Hog Farm (Guangxi Province, Peoples Republic of China)
•	Guangxi Gangxuan Hog Farm Co., Ltd (Guangxi Province, Peoples Republic of China)
•	Guangxi Xingye Guihong Hog Farm (Guangxi Province, Peoples Republic of China)
•	Xin Penglong (Hainan Haikou Meilan Hog Farm) (Hainan Province, Peoples Republic of China)
•	Hainan Haikou Wohao Hog Farm (Guangxi Province, Peoples Republic of China)
•	Guilin Huifu Hog Farm (formerly Guangxi Guilin Fuzhi Hog Farm) (Guangxi Province, Peoples Republic of China)
•	Jiangxi Best Swine Development Co. (Jiangxi Province, Peoples Republic of China)
•	Fujian Jianhua Hog Farm (Fujian Province, Peoples Republic of China)
•	Fujian Fengxiang Agribusiness Co., Ltd (Fujian Province, Peoples Republic of China)
•	Nanping Kangda Animal Husbandry Co., Ltd (Guangxi Province, Peoples Republic of China)
•	Fujian Jianxi Breeder Hog Farm Co., Ltd. (Fujian Province, Peoples Republic of China)
•	Hypor-AgFeed Breeding Company, Inc (Jiangxi Province, Peoples Republic of China)--85%
•	Da Hua AgFeed Animal Husbandry Co., Ltd (Guangxi Province, Peoples Republic of China)
•	Xinyu AgFeed Animal Husbandry Co. Ltd. (Jiangxi Province, Peoples Republic of China)
•	AgFeed Industries Holdings, Inc. (British Virgin Islands)
•	AgFeed International Protein Technology Corp. (British Virgin Islands) (84.9%)
•	M2 P2, LLC (Delaware)
•	M2P2 General Operations, LLC (Delaware)
•	Midwest Finishing LLC (Delaware)
•	Genetics Operating LLC (Colorado)
•	Pork Technologies, L.C. (Iowa)
•	New Colony Farms LLC (North Carolina)
•	Heritage Farms LLC (Colorado)
•	MGM, LLC (Delaware)
•	TS Finishing, LLC (Delaware)
•	New York Finishing, LLC (Delaware)
•	M2P2 Facilities, LLC (Delaware)
•	Heritage land, LLC (Colorado)
•	New Colony land Company, LLC (North Carolina)
•	Genetics Land, LLC (Colorado)
•	M2P2 AF JV, LLC (Delaware)